                                                                   Exhibit 23(j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information and in the Prospectus constituting parts of this Post Effective Amendment No. 7 to the Registration Statement on Form N-1A of Barr Rosenberg Variable Insurance Trust.


  PRICEWATERHOUSECOOPERS LLP
-----------------------------

PricewaterhouseCoopers LLP
San Francisco, California
April 23, 2003